EXHIBIT 23




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                INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in Registration statement No. 33-95072 of Landmark Bancshares, Inc. on Form S-8 of our report dated October 26, 2000 incorporated by reference in this Annual Report on Form 10-K of Landmark Bancshares, Inc. for the year ended September 30, 2000.




                                     /s/Regier Carr & Monroe, L.L.P.
                                     ----------------------------------
                                     Regier Carr & Monroe, L.L.P.



December 21, 2000
Wichita, Kansas